UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results for 2023 Annual Meeting

On April 21, 2023, L3Harris Technologies, Inc. (the “Company”) held its 2023 Annual Meeting. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 10, 2023. Of the 189,956,530 shares of the Company’s common stock issued, outstanding and entitled to vote at the 2023 Annual Meeting as of the February 24, 2023 record date, a total of 168,332,355 shares (for a quorum of approximately 89%) was represented at the meeting.

(1) Proposal 1 – Election of Directors. The Company’s shareholders elected each of the twelve nominees to the Company’s Board of Directors (“Board”) for a 1-year term expiring at the 2024 Annual Meeting, or until their successors are elected and qualified. The voting results for each of the nominees are as follows:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	149,470,646	2,604,224	667,185	15,590,300
Peter W. Chiarelli	149,769,321	2,345,186	627,548	15,590,300
Thomas A. Dattilo	138,811,892	13,253,642	676,521	15,590,300
Roger B. Fradin	143,741,483	8,323,580	676,992	15,590,300
Joanna L. Geraghty	150,016,019	2,072,134	653,902	15,590,300
Harry B. Harris, Jr.	150,473,856	1,593,793	674,406	15,590,300
Lewis Hay III	143,865,101	8,245,340	631,614	15,590,300
Christopher E. Kubasik	145,488,470	6,691,527	562,058	15,590,300
Rita S. Lane	149,775,399	2,359,913	606,743	15,590,300
Robert B. Millard	143,608,757	8,430,422	702,876	15,590,300
Edward A. Rice, Jr.	150,547,685	1,552,590	641,780	15,590,300
Christina L. Zamarro	150,130,569	1,960,754	650,732	15,590,300

2) Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the compensation of the Company’s named executive officers, in an advisory vote, and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
140,557,829	11,078,615	1,105,611	15,590,300

3) Proposal 3 – Advisory Vote on Frequency of Future Shareholder Votes on Named Executive Officer Compensation. The Company’s shareholders approved Every Year, in an advisory vote, as the frequency of future advisory votes on named executive officer compensation, and the voting results are as follows:

Number of Shares
Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
149,480,175	707,041	2,363,359	191,480	15,590,300

The Company has decided, consistent with the voting results and the recommendation of the Board, to hold an advisory vote to approve named executive officer compensation on an annual basis until the next required vote on frequency of future advisory votes on named executive officer compensation (which would be at the 2029 Annual Meeting, unless presented earlier).

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the Audit Committee of the Board’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2023, and the voting results are as follows:

Number of Shares
For	Against	Abstain
162,625,675	5,270,776	435,904

Proposal 5 – Shareholder Proposal. The Company’s shareholders rejected the Shareholder Proposal titled “Transparency in regard to Lobbying,” and the voting results are as follows:

Number of Shares
For	Against	Abstain	Broker Non-Votes
56,938,594	93,405,666	2,397,795	15,590,300

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibits are filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: April 24, 2023		Title:	Senior Vice President, General Counsel and Secretary

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